UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                           November 8, 2010

Commission File Number 001-33933
EXPLORE ANYWHERE HOLDING CORP.
 (Exact name of registrant as specified in its charter)

Nevada	88-0319470
State or other jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

6150 West 200 South, #3, Wabash, Indiana	46992
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 877.539.5644

ITEM 5.02 – Departure of Directors or Certain Officers.

On November 8, 2010, the Board of Directors of Explore Anywhere Holding Corp. (previously known as PorFavor Corp.) received the resignation of Mr. Gavin Durni as a member of the Company’s Board of Directors to be effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:                      November 22, 2010

EXPLORE ANYWHERE HOLDING CORP.

By:           /s/ WILLIAM GERLIB
Name:  William Gerlib
Title:           Interim CEO